UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2020
Commission File Number: 001-38465
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DOCUSIGN, INC.
(Exact name of registrant as specified in its charter)
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Delaware	91-2183967
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification Number)

221 Main St. Suite 1550
San Francisco, California 94105
(Address of Principal Executive Offices)
(415) 489-4940
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DOCU	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On May 1, 2020, DocuSign, Inc. (the “Company”), through its wholly-owned subsidiary DocuSign International, Inc., a Delaware corporation (“Purchaser”), completed its previously announced acquisition of Seal Software Group Limited, a company registered in England and Wales (“Seal”) pursuant to the Share Purchase Agreement (the “Purchase Agreement”) dated February 26, 2020, by and among the Company, Purchaser, Seal and Fortis Advisors LLC, as the Shareholders’ Representative. Pursuant to the Purchase Agreement, Purchaser acquired all of Seal’s outstanding equity securities not already owned by the Company.

The aggregate consideration payable in exchange for all of the outstanding equity interests of Seal was approximately $186 million in cash (excluding the value of shares already owned by the Company), subject to adjustments as set forth in the Purchase Agreement. In addition, certain continuing Seal employees will receive DocuSign equity in the form of performance-based restricted stock units, time-based restricted stock units and other retention incentives.

The foregoing description of the Purchase Agreement is a summary, is not complete, and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to the Company's Current Report on Form 8-K filed on February 28, 2020.

Item 7.01 Regulation FD Disclosure.

On May 1, 2020, DocuSign issued a press release announcing the completion of the transaction. A copy of the press release is furnished hereto as Exhibit 99.1.

Item 9.01 Exhibits.

(d) Exhibits:

Exhibit No.	Description
2.1*
Share Purchase Agreement dated as of February 26, 2020, by and among DocuSign, Inc., DocuSign International, Inc., Seal Software Group Limited and Fortis Advisors LLC, as the Shareholders’ Representative

99.1	Press release dated May 1, 2020
*Incorporated by reference to exhibit filed with the Company’s Current Report on Form 8-K, filed February 28, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 4, 2020

DOCUSIGN, INC.

By:	/s/ Trâm Phi
Trâm Phi
Senior Vice President, General Counsel